UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ___)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to §240.14a-12

DYNARESOURCE, INC.

(Name of Registrant as Specified in its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Title of each class of securities to which the transaction applies:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DYNARESOURCE, INC.

The URBAN TOWERS

222 W. LAS COLINAS BLVD. / Suite 744 EAST TOWER

Las Colinas / Irving, TX. 75039

(972) 868-9066 / Fax: 868-9067

(866) 980-3962 / E-Mail: info@dynaresource.com

Web Site: www.dynaresource.com

May 11, 2012

Dear Shareholders:

It is our pleasure to invite you to attend the 2012 Annual Meeting of Shareholders of DynaResource, Inc. to be held on Friday, June 01, 2012, at 3:00 p.m., CST, in the Appaloosa Room 2 of the Gaylord Texan Resort Hotel, 1501 Gaylord Trail, Grapevine, Texas 76051; (817) 778-3052.

At the Annual Meeting, we will ask you to consider and vote upon the following: election of directors; authorizing new classes of preferred stock; and, the adoption of new bylaws for DynaResource, Inc. We will also discuss the performance of DynaResource and the strategic position of the Company, and we will provide responses to your questions.

The formal notice of annual meeting and the proxy statement follow. Your vote is important, regardless of the size of your holdings. Even if you plan to attend the annual meeting, you may vote your shares by completing, signing and dating the enclosed proxy card or voting instruction card and return it in the enclosed, postage-paid envelope. Instructions regarding the voting are contained on the proxy card and voting instruction card and in the attached proxy statement. If you attend the annual meeting and prefer to vote in person, you may do so in accordance with the procedures described in the accompanying proxy statement.

Sincerely,

K.W. (“K.D.”) Diepholz

Chairman and Chief Executive Officer

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This Proxy Statement is provided in connection with the solicitation of proxies by the Board of Directors of DynaResource, Inc., a Delaware Corporation (the “Company”); for use at The 2012 Annual Meeting of Shareholders of the Company to be held on JUNE 01, 2012. This Annual Meeting of Shareholders as set forth below is being held for the purpose(s) described in the accompanying Notice of the Annual Meeting of Shareholders, and any adjournment(s) thereof. The mailing of these proxy materials is to be made during the second week of May, 2012. The RECORD DATE for determining Voting Rights is May 11, 2012.

Any and All Shareholders of DynaResource, Inc. retain the unconditional right to revoke their Proxy, at any time prior to the Voting thereof, either in Person at the Annual Meeting, or by giving Written Notice of such Revocation to the Company, addressed to Mr. K.D. DIEPHOLZ, Chairman / CEO, C/O DynaResource, Inc., 222 W. LAS COLINAS BLVD., Suite 744 East Tower, Las Colinas / Irving, TX. 75039. No such Revocation shall be Effective until such notice of Revocation has been received by the Company, and prior to the Annual Meeting.

If the Proxy in the accompanying form is properly executed and not revoked, the shares represented by the Proxy will be voted in accordance with the Elections SET FORTH THEREON. If No Elections are Made on the Proposals given, the shares represented by the Proxy will be voted FOR the Proposals listed in “Purpose of Annual Meeting / VOTING MATTERS” (below), of this Proxy Statement. Shares represented by Proxies NOT RECEIVED by the Company at the time of Annual Meeting will NOT be voted. Common Shares Owned may be voted by delivering the elections page(s) to the Company, in person, or by mail, or by fax to the Company at (972) 868-9067.

The cost of preparing, printing, assembling, and mailing the Notice of the Annual Meeting of Shareholders and this Proxy Statement, and the cost of forwarding material to beneficial owners of Common Stock, will be paid by the Company.

MEETING PLACE AND TIME

The 2012 Annual Meeting for DynaResource, Inc. will be held in the Appaloosa Room of the Gaylord Texas Resort Hotel, 1501 Gaylord Trail, Grapevine, Texas 76051; (817) 778-3052; at 3:00 PM (CST.) on Friday, JUNE 1, 2012. The Meeting will continue until completed. The Shareholder meeting is being held in order that the Common Shareholders Consider and Act upon the following Matters:

•	To elect directors to a term of office expiring at the next Annual Meeting of Shareholders;
•	To amend the Certificate of Incorporation of the Company to allow the Board of Directors the right to amend the Bylaws of the Company;
•	To amend the Certificate of Incorporation of the Company to authorize a Series B and a Series C Preferred Stock, giving the Board of Directors the right to attach terms they deem appropriate at the time of issuance; and,
•	To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

NOTE: In order to assure the presence of a quorum at the annual meeting, please vote your shares by completing, signing and dating the enclosed proxy card or voting instruction form and return it promptly in the enclosed, postage-paid envelope, even if you plan to attend the annual meeting. By promptly voting, you will reduce the expenses of this proxy solicitation. You may revoke your proxy at any time before it is voted.

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DYNARESOURCE, INC.

Our principal executive office is located at 222 West Las Colinas Blvd, Suite 744 East Tower, Irving, Texas 75039. Our telephone number is (972) 868-9066. Our website is located at www.dynaresource.com. The information contained on or connected to our website is not part of this proxy statement and is not incorporated in this proxy statement by reference.

THE ANNUAL MEETING

Attending the Annual Meeting

Our annual meeting will be held in the Appaloosa Room 2 of the Gaylord Texan Resort Hotel, 1501 Gaylord Trail, Grapevine, Texas 76051; at 3:00 PM (CST.) on Friday, JUNE 01 2012. The Meeting will continue until completed. If you plan to attend the annual meeting, please check the box on our proxy card.

This Proxy Statement

We sent you our proxy materials because our Board of Directors is soliciting your proxy to vote your shares of Common Stock at the annual meeting. If you own Common Stock in more than one account, such as individually and through one or more brokers, you may receive more than one set of proxy materials. In order to vote all of your shares by proxy, you should vote the shares in each different account as described below under “Street Name Holders and Record Holders” and “How Record Holders Vote.”

In the second week of May, we began mailing these proxy materials to all shareholders of record at the close of business on May 11, 2012. On the record date, there were 10,721,618 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders at the annual meeting.

Matters to be Considered and Voted Upon

At the Annual Meeting, shareholders will consider and vote upon:

1.	Election of Directors;
2.	Amendment of the Certificate of Incorporation of the Company to allow the Board of Directors the right to amend the Bylaws of the Company;
3.	Amendment of the Certificate of Incorporation of the Company to authorize a Series B and a Series C Preferred Stock, giving the Board of Directors the right to attach terms they deem appropriate at the time of issuance; and,
4.	In addition, shareholders will transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

Street Name Holders and Record Holders

If you own shares through a broker, the registered holder of those shares is the broker or its nominee. Such shares are often referred to as held in “street name”, and you, as the beneficial owner of those shares, do not appear in Dynaresource’ stock register. For street name shares, there is a two-step process for distributing our proxy materials and tabulating votes. Brokers inform DynaResource how many of their clients own Common Stock in street name and the brokers forward our proxy materials to those beneficial owners. If you receive our proxy materials, including a voting instruction card, from your broker, you should vote:

1.	The election of directors to a term of office which will expire at the next Annual Meeting of Shareholders; and;
2.	Amendment of the Certificate of Incorporation of the Company to allow the Board of Directors the right to amend the Bylaws of the Company;
3.	Amendment of the Certificate of Incorporation of the Company to authorize a Series B and a Series C Preferred Stock, giving the Board of Directors the right to attach terms they deem appropriate at the time of issuance.

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You can vote your shares by following the procedures specified on the voting instruction card. Shortly before the annual meeting, your broker will tabulate the votes it has received and submit a proxy card to us or our transfer agent reflecting the aggregate votes of the street name holders. If you plan to attend the annual meeting and vote your street name shares in person, you should contact your broker to obtain a broker’s proxy card and bring it to the annual meeting.

If you are the registered holder of shares, you are the record holder of those shares, and you should vote your shares as described below under “How Record Holders Vote.”

How Record Holders Vote

You can vote at the annual meeting in person or by proxy. We recommend that you vote by proxy even if you plan to attend the annual meeting. You can always attend the annual meeting and revoke your proxy by voting in person.

There are three ways to vote YOUR Proxy:

1.	By giving us your proxy, you are authorizing the individuals named on our proxy card, who we refer to as the “proxies”, to vote your shares in the manner you indicate;
2.	You may vote by presenting a Proxy in Person, for the election of or withhold authority to vote for each of the Director Nominees (Proposal 1);
3.	You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting on the ratification of Proposals 2-3;

If you vote by proxy without indicating your instructions, your shares will be voted FOR:

Quorum Requirement

A quorum is necessary to hold a valid meeting of shareholders. If shareholders entitled to cast at least a majority of the shares entitled to vote at the annual meeting are present in person or by proxy, a quorum will exist. Shares owned by DynaResource are not voted and do not count for quorum purposes. In order to ensure the presence of a quorum at the annual meeting, please vote your shares in accordance with the instructions described above, even if you plan to attend the annual meeting.

By	Mail or by Fax: You can vote by mail or Fax by completing, signing, dating and mailing or Faxing the enclosed proxy card.

Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The Vote Necessary for Action to be Taken

If a quorum is present at the annual meeting, the five persons receiving the greatest number of votes will be elected to serve as directors. As a result, withholding authority to vote for a director nominee, or abstentions, and broker non-votes with respect to the election of directors will not affect the outcome of the election of directors.

If a quorum is present at the annual meeting, ratification of the appointment of The Hall Group, CPA'S as the independent auditors of DynaResource requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal. Abstentions will be treated as being present and entitled to vote on the matter and, therefore, will have the effect of votes against the proposal. A broker non-vote is treated as not being entitled to vote on the matter and, therefore, is not counted for purposes of determining whether the proposal has been approved.

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Revocation of Proxies

If you are a registered holder of Common Stock, you may revoke your proxy at any time before your proxy is voted by: (1) giving written notice of revocation to DynaResource’ Corporate Secretary, (2) executing a later-dated proxy card, or (3) attending the annual meeting and voting your shares in person. If your shares are held in “street name,” you must contact your broker to revoke your proxy.

Other Matters

The Board does not know of any other matter that will be presented at the annual meeting other than the proposals discussed in this proxy statement. Under our By-Laws, generally no business besides the proposals discussed in this proxy statement may be transacted at the annual meeting. However, if any other matter properly comes before the annual meeting, your proxies will act on such matter in their discretion.

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DYNARESOURCE, INC.

2012 ANNUAL MEETING

JUNE 1, 2012

PROXY CARD

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is comprised of up to ten members. Three of our five proposed directors are not DynaResource employees. The Company has determined that a majority of outside directors will provide greater transparency and allow the Company the flexibility of listing its shares on a more visible Stock Exchange.

K.W. (“K.D.”) Diepholz and Charles Smith are currently directors of DynaResource and their terms expire at the 2012 annual meeting. Messrs. Diepholz and Smith have notified DynaResource of their willingness to stand for re-election to the Board. If either or both director nominee(s) fail to stand for election, the proxies named in our proxy card currently intend to vote for a substitute nominee(s) designated by the Board. Alternatively, the Board may reduce or increase the number of directors to be elected at the annual meeting or otherwise.

The following sets forth information as to our director nominees for election at the Annual Meeting and each director continuing in office.

Nominees for Election at the 2012 Annual Meeting of Shareholders to a Term Expiring at the next Annual Meeting of Shareholders:

TO APPOINT the Following persons to the Board of Directors of the Company and in the Following Capacities;

Director of the Company and Chairman of the Board of Directors: K.W. Diepholz

FOR [ ] AGAINST [ ]

Director of the Company: Charles Smith

FOR [ ] AGAINST [ ]

Director of the Company: Melvin E. Tidwell

FOR [ ] AGAINST [ ]

Director of the Company: Mr. William Cantrell

FOR [ ] AGAINST [ ]

Director of the Company: Mr. David Hall

FOR [ ] AGAINST [ ]

The Board of Directors recommends a vote FOR our nominees for director.

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PROPOSAL 2

TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY IN ORDER TO GIVE THE BOARD OF DIRECTORS THE RIGHT TO AMEND THE BYLAWS OF THE COMPANY.

The Board of Directors recommends a vote FOR Proposal 2.

PROPOSAL 3

TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY IN ORDER TO AUTHORIZE THE CLASSES OF 'SERIES B' AND 'SERIES C' PERFERRED STOCK, GIVING THE BOARD OF DIRECTORS THE RIGHT TO ATTACH TERMS THEY DEEM APPROPRIATE AT THE TIME OF ISSUANCE TO EACH CLASS.

IN Order that the Certificate of Incorporation be amended by revising Article IV so that, as amended, the Article shall read as follows:

The corporation shall have authority to issue twenty five million (25,000,000) shares of its common stock each having a par value of $.01. Fully paid common shares of the corporation shall not be liable for further call or assessment. The authorized common shares of the corporation shall be issued at the discretion of the Board of Directors of the corporation.

The corporation shall have authority to issue ten thousand (10,000) shares of Series A Preferred Stock each share having a par value of $1.00. Fully paid preferred shares of the corporation shall not be liable for further call or assessment. The authorized preferred shares of the corporation shall have the authority to elect a majority of the Board of Directors of the corporation.

The corporation shall have authority to issue ten million (10,000,000) shares of Series B preferred stock each having a par value of $1.00. Fully paid preferred shares of the corporation shall not be liable for further call or assessment. The Board of Directors of the corporation shall have the authority to attach such terms as they deem appropriate upon issuance.

The corporation shall have authority to issue ten million (10,000,000) shares of Series C preferred stock each having a par value of $0.001. Fully paid preferred shares of the corporation shall not be liable for further call or assessment. The Board of Directors of the corporation shall have the authority to attach such terms as they deem appropriate prior to issuance.

The Board of Directors recommends a vote FOR Proposal 3.

The Company also includes in this Proxy Statement and Information for shareholder reference the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Commission (www.sec.gov), and with SEDAR (www.sedar.com).

SHAREHOLDER NAME: _________________________________

SIGNATURE: ___________________________________________

NUMBER OF SHARES: __________________________________

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DIRECTORS NOMINATED

Following are the biographies of the nominations for Directors:

K.W. Diepholz

Graduated Lake Land College; Communications and Business Emphasis; Regional Director - Fidelity Union Insurance and Investment, Dallas, Texas (1980 -1983); President - KWD Properties Corporation, Mattoon, Illinois (1983 - 1989); a privately-held Oil & Gas Exploration and Development Company involved in all phases of The Oil & Gas Business, and Various Types of Partnerships; Dynacap Group Ltd., Dallas, Texas (1992 - Present);  President of this Consulting and Management firm, directing the management of certain Limited Liability Investment Companies; DynaResource, Inc. (f/k/a: West Coast Mines, Inc.), Dallas, Texas (1994 - Present);  Chairman, President, Treasurer, and Director. Special skills in the areas of Business Development, Project Planning, Corporate Financing, Acquisition Analysis, Investment Program Interpretation and Structuring.   Mr. Diepholz has been instrumental in the negotiations of: the acquisition of 24.9 % Net Profits Interest in the San José de Gracia in 1995; the acquisition of an additional 25 % interest in San José de Gracia in 1998; the acquisition and consolidation of 100 % of the rights to the San José de Gracia from prior owners, culminating at March, 2000; the acquisition and consolidation of several outstanding Concessions at the San José de Gracia from previous Mexican owners during 2000-3; the Direction and Management of the production operation at SJG; and the negotiation of the Stock Purchase / Earn In Agreement with Goldgroup Mining, Inc. in 2006. Mr. Diepholz is the current Chairman / Ceo of the Company; and he holds the same position with DynaResource Nevada, Inc., an affiliated Company. Mr. Diepholz is also the current President of the following subsidiaries of the Company in Mexico; DynaResource de Mexico (“DynaMexico), and holding all the Powers of Attorney for the Company, Mineras de DynaResource (“Mineras Dyna”), and DynaResource Operaciones (“DynaOperaciones”); And, Mr. Diepholz is also the President of DynaNevada de Mexico, the wholly owned subsidiary of DynaResource Nevada Inc.

Charles E. Smith

Mr. Smith graduated from Boston University, Boston, Massachusetts in 1979 and since that time has been a Certified Public Accountant involved in all phases of business including audit and tax matters. He is a consultant to various companies.  Some of Mr. Smith’s business affiliations the past five years include:  Chief Financial Officer of DynaResource, Inc. – May 2005 to present. Chairman of Dynacap Group, Ltd. - a consulting and management firm - 1992 to the present. Sole proprietor as a Certified Public Accountant - 1983 to the present. Sole officer and Director - MC Cambridge, Inc. - a financial consulting firm - 1997 to present.

Melvin E. Tidwell, P.E.

Professional Engineer, registered in California in 1977; Control Systems Engineer; Instrument Engineer on over 80 Projects Worldwide; Instrument Startup Engineer on over 50 Projects Worldwide; Affiliated / Associated with following Companies over the past 25 years: Weyerhaeuser Company, Howe-Baker Engineers, LaGloria Oil & Gas Co., IWATANI Electronics (Japan), EQM (Mexico), Kyodo Oxygen Co., Ltd. (Japan), Chin Yang Fine Chemical Co. (South Korea), Hankuk Glass Mfg. Co. (South Korea), Hunt Oil Co., Liquid Carbonics Co., Celanese Mexicana (Mexico), Grain Power Tucumcari Ltd., Jetco Chemical Inc., Claiborne Gasoline Co., Conoco, Chevron, Metano Gas (now Exxon), Union Oil, Texaco Angola, Petrofac, Alfurat (Syrian Oil Co.), Arco, Chevron / Placer Cego, Tidwell & Associates;  with  Engineering / Management Experience in the following Project Areas:  Startup & Engineering - $ 160 Million Linerboard Paper Mill; Chief Instrument Engineer - chemical division;  DEA Gas Treating & Sulfur Recovery Plant;  One Part / million H2 Plant;  Startup Hydrogen Plants;  H2 / CO Cosorb Plant;  Startup H2 / CO synthesis Gas Plant & Cold Box; Startup Ethanol Plant;  Specialties Chemicals Expansion - Foxboro 200 instruments;  Startup & Calibration 75,000 BPD Crude Distillation Facility;  Instrument Engineer - 1st Oxygen Enrichment Cope Unit;  Instrument Engineer, Startup & checkout - 30 TPD Selectox SRU;  Instrument Engineer - Offshore Oil & Gas Production Facility;  Lead Instrument Engineer - 60,000 BPD Oil Production Facility;  Instrument Checkout, Calibration, and Inspection prior to startup - Selectox Sulfur Units (Honeywell TDC 3000 DCS) (Foxboro 760 Electronics Controllers);  Startup Amine Plant and Sulfur Plant, and System Engineering (Foxboro and Westinghouse PLC); Instrument Engineer, Field Startup and Checkout - CCR, HDS, MTBE, Hydrogen and Cryogenic Plants. Founder, President - Tidwell & Associates, a private engineering consulting Firm (1993 to Present); Director – DynaResource, Inc. (f/k/a: West Coast Mines, Inc.), Dallas, (1994 to present).

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David S. Hall, CPA

David S. Hall, CPA is the owner and Managing Director of The Hall Group, CPAs located in Dallas, Texas. The Hall Group has been in operation since 1991 and specializes in financial audit, tax and consulting for Public Companies and Non-Profit Organizations. Mr. Hall’s expertise is in mining and extraction, film and recording production, construction and services industries. He also consults with Executives and Entrepreneurs to improve productivity, increase efficiency and effectiveness, and achieve balance in their lives.

Prior to opening The Hall Group, CPAs, Mr. Hall worked in CFO and Controller positions for David Weekley Homes and Browning Ferris Industries (BFI). He began his career with the Big 4 Firm Deloitte and Touche, and graduated with honors with a BBA degree in accounting from University of Louisiana Monroe.

William Cantrell, CPA, CFP®, CLU®

William Cantrell is the principal at Onpoint Financial Strategies LLC (OFS), a registered investment advisory firm in the state of Arizona. Mr. Cantrell has over 40 years experience in management, consulting, and advisory positions in the banking, home care, and investment service industries. Currently, Mr. Cantrell consults with individuals and businesses on long term goal setting, strategy development, implementation and monitoring.

Mr. Cantrell was graduated from Purdue University with a bachelor’s degree in economics and has attended post graduate studies in Washington D.C and Toledo, Ohio. In addition to becoming licensed as a public accountant, he has attained certification as a financial planner™ and a chartered life underwriter™.

Mr. Cantrell has been an active volunteer in numerous civic organizations, serving on the boards in many financial leadership positions. Currently, he is a member of the Arizona CPA Society and the American Institute of CPA's.

AMENDMENT OF CERTIFICATE OF INCORPORATION

AMEND OUR CERTIFICATE OF INCORPORATION TO GIVE THE BOARD OF DIRECTORS THE RIGHT TO AMEND THE BY-LAWS OF THE COMPANY

The Company was informed by its attorney that the Bylaws of the Company, originating from 1937, are antiquated and need to be updated.

Items of particular that we anticipate changing and making a part of new Bylaws are: (1) increasing the number of directors; (2) allowing directors to fill a vacancy of the Board until the next annual meeting, which includes appointing an additional director(s) whose term will expire at the next annual meeting after appointment; (3) allowing the Board of Directors to amend the Bylaws without authorization from the shareholders.

AMENDMEND TO CERTIFICATE OF INCORPORATION

AMEND OUR CERTIFICATE OF INCORPORATION TO AUTHORIZE A 'SERIES B' AND 'SERIES C' PERFERRED STOCK, GIVING THE BOARD OF DIRECTORS THE RIGHT TO ATTACH TERMS THEY DEEM APPROPRIATE AT THE TIME OF ISSUANCE

The Company’s Board of Directors and its Officers believe the authorization of Series B and Series C Preferred Stock will provide flexibility to attract additional funding for potential purchases and/or for production of properties by providing vehicles which may provide alternative terms other than debt or a direct equity ownership of common stock.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth the amount and nature of beneficial ownership of each of the executive officers and directors of the Company and each person known to be a beneficial owner of more than five percent of the issued and outstanding shares of the Company as of December 31, 2011.  The following table sets forth the information based on 10,602,868 common shares issued and outstanding as of December 31, 2011.

COMMON STOCK	Beneficial Owner	Address	Common Shares	Percent Ownership

Common Stock	K.W. (“K.D.”) Diepholz Chairman / CEO	1303 Regency Court Southlake, Texas 76092	1,439,915	13.58%

Common Stock	Charles Smith CFO; Secretary; Director	709-B West Rusk #580 Rockwall, Texas 75087	164,150	1.55%

Common Stock	Children of Charles Smith, through Smith First Family LP.; Andrew Smith, GP	4247 Clairmont Birmingham, AL 35222	331,250	2.12%

Common Stock	Melvin E. Tidwell Director;	4804 Picadilly Place Tyler, Texas 75703	75,845	0.72%

Common Stock	Bradford J. Saulter VP., Investor Relations	7618 Straits Lane Rowlett, Texas 75088	112,531	1.06%

	All Officers, Directors And Beneficial owners as a Group (5 Persons)		2,123,691	20.03%

None of the Shares described above are subject to options which are either (a) vested, or, (b) will vest within 60 days.

The officers and directors and those 5% beneficial owners held no (0) options as of December 31, 2011.

BENEFICIAL OWNERSHIP OF PREFERRED STOCK

Series A Preferred Shares

Beneficial Owner	Series A Preferred Shares	Percent Ownership
K.W. Diepholz	1,000	100%

  Mr. K.D. Diepholz, the Chairman / CEO of the Company, holds 1,000 “Series A Preferred Shares” of the Company. The holder of the Series A Preferred shares retains the right to elect a majority of the Members of the Board of Directors.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of DynaResource and persons who own more than ten percent of the Common Stock of DynaResource to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in ownership of the Common Stock of DynaResource. Such directors, officers and ten percent shareholders are required to furnish to DynaResource copies of all Section 16(a) reports that they file. To DynaResource’ knowledge, based solely on a review of the copies of such reports furnished to DynaResource and written representations that no other reports were required during the fiscal year ended December 31, 2011, its directors, executive officers and ten percent shareholders complied with all applicable Section 16(a) filing requirements, with the exception that some Forms were not filed timely for certain purchases of Common Stock of DynaResource.

COMPENSATION DISCUSSION AND SUMMARY COMPENSATION TABLE

The Company has no compensation committee and no qualified or non-qualified stock compensation plans.

The table below summarizes the total compensation paid or earned by the Company’s Chief Executive Officer, its Chief Financial Officer and its three other most highly compensated executive officers. These officers are referred to herein, collectively, as the “named executive officers”. The Company has not entered into any employment-related agreements with any of the named executive officers, other than those set forth below the Summary Compensation Table.

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity incentive plan compensation	Nonqualified deferred compensation	All other compensation *

K.W. Diepholz CEO, President	2011 2010	$225,000 $225,000	None None	None None	None None	None None	None None	$117,850 $ 53,600

Charles Smith CFO, Secretary	2011 2010	None $30,000	None None	$85,500 $46,875	None None	None None	None None	$ None $ None

Bradford J. Saulter VP – Investor Relations	2011 2010	$72,000 $72,000	None None	None $43,751	None None	None None	None None	$28,545 $ 9,103

Melvin E. Tidwell, Director	2011 2010	None None	None None	None $21,874	None None	None None	None None	$ None $ None

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Agreements with Named Executive Officers

Employment Agreements

The Company does not have any formal employment agreements with any of its named executive officers. Rather, the terms of their respective employment with the Company were established pursuant to mutual agreement of the Board of Directors and each individual executive.

NON-MANAGEMENT DIRECTORS’ COMPENSATION

In the past, the Company has not instituted a policy of compensating non-management directors. However, the Company plans to use stock-based compensation to attract and retain qualified candidates to serve on its Board of Directors. In setting director compensation, the Company will consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill-level required by the Company of its Board members. Directors are not subject to a minimum share ownership requirement.

The Company currently has no other compensation plans for management or non-management directors.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company’s By-Laws require the Company to indemnify and hold harmless each of its directors and officers, including the named executive officers, to the fullest extent authorized by the General Corporation Law of the State of Delaware, as amended, against all expense, liability and loss incurred by such individual in any action, suit or proceeding, whether civil, criminal administrative or investigative, to which such individual is made a party, is threatened to be made a party, or in which such individual is involved, by reason of the fact that he or she is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of any other corporation or of a partnership, joint venture, trust or other enterprise. The Certificate of Incorporation provides, however, that no such obligation to indemnify exists as to proceedings initiated by a director, officer, employee or agent unless (a) it is a proceeding (or part thereof) initiated to enforce a right to indemnification under the By-Laws; or (b) it was authorized by the Company’s Board of Directors. The foregoing indemnification continues as to a person who has ceased to be a director or officer of the Company.

The By-Laws also provide that the Company shall have the authority to purchase and maintain insurance, at its expense, to protect itself and its directors and officers, including the named executive officers, against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware. The Company has, and intends to continue, maintaining director and officer liability insurance, to the extent available on reasonable terms. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors and officers under the foregoing provisions, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy, as expressed in the Securities Act of 1933, and may, therefore, be unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board of Directors reviews all relationships and transactions in which the Company and one or more of its directors, executive officers and/or their immediately family members are participants, in order to determine whether such persons have a direct or indirect material interest. The Company’s Corporate Secretary is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based upon the facts and circumstances, whether a related person has a direct or indirect material interest in the transaction involving the Company. As required under the rules of the Securities and Exchange Commission, transactions involving the Company that are determined to be directly or indirectly material to a related person must be disclosed in the Company’s proxy statement. The Board, in the course of the Nominating Committee’s review and approval or ratification of a related person transaction, the Nominating Committee will take into account, among other factors it deems appropriate, the following:

•	the material terms of the transaction, including, without limitation, the amount and type of the transaction;
•	the nature and extent of the related person’s interest in the transaction;
•	the importance of the transaction to the Company;
•	the importance of the transaction to the related person;
•	whether the transaction is fair and reasonable to the Company and otherwise on terms no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances;
•	whether the transaction would impair the judgment of the interested director or executive officer to act in the best interest of the Company; and
•	any other facts, circumstances or factors that the Board deems appropriate.

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Any member of the Board who is a related person with respect to a transaction under review may not participate in the deliberations respecting approval or ratification of the transaction. However, such director will be counted in determining the presence of a quorum at the meeting that considers the transaction.

Currently, there are no related person transactions that are required to be reported pursuant to the rules of the Securities and Exchange Commission.

SHAREHOLDER PROPOSALS

In order to be considered for inclusion in DynaResource’ proxy materials for the 2013 Annual Meeting of Shareholders, a shareholder proposal must be received by the Corporate Secretary no later than December 10, 2012. In addition, regardless of whether a shareholder proposal is set forth in the notice of annual meeting to a proxy statement as a matter to be considered by shareholders, DynaResource’ By-Laws establish an advance notice procedure for shareholder proposals to be brought before any Annual Meeting of Shareholders, including proposed nominations of persons for election to the Board of Directors.

Shareholders at the 2012 annual meeting may consider a proposal or nomination brought by a shareholder of record as of May 11, 2012, who is entitled to vote at the 2012 annual meeting and who has given the Corporate Secretary timely written notice, in proper form, of the shareholder’s proposal or nomination.

A shareholder proposal or nomination intended to be brought before the 2013 annual meeting must be received by the Corporate Secretary after the close of business on May 11 2012, and prior to the close of business on December 10, 2012. All proposals and nominations should be addressed to DynaResource, Inc., 222 West Las Colinas Blvd, Suite 744 East Tower, Irving, Texas 75039, Attention: Corporate Secretary.

GENERAL

DynaResource will bear the entire cost of soliciting proxies for the annual meeting. Proxies will be solicited by mail, and may be solicited personally, or by telephone, facsimile or other electronic means, by directors, officers or employees of DynaResource who will not receive special compensation for such services. DynaResource will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of Common Stock. DynaResource has also engaged Signature Stock Transfer, Inc. to assist with the solicitation of proxies for their typical fees, plus reimbursement for out-of-pocket expenses.

We have included a copy of DynaResource’ 2011 Annual Report on Form 10-K (without Exhibits) with this proxy statement.

This proxy statement and DynaResource’ 2011 Annual Report on Form 10-K can be found on the SEC website at www.sec.gov. A printed copy of this proxy statement and Exhibits to the Annual Report on Form 10-K may be obtained by any shareholder upon written request to DynaResource, Inc., 222 West Las Colinas Blvd, Suite 744 East Tower, Irving, Texas 75039, Attention: Corporate Secretary. A reasonable charge will be assessed for requested Exhibits.

By Order of the Board of Directors

Charles Smith, Corporate Secretary

Irving, Texas

May 11 2012

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